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                                                                   Exhibit 10.15
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                                 FIRST AMENDMENT
                                       TO
              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
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         First Amendment dated as of June 29, 1998 to the Third Amended and
Restated Revolving Credit Agreement (the "First Amendment"), by and among HPSC, INC., a Delaware corporation (the "Borrower"), AMERICAN COMMERCIAL FINANCE COMPANY, a Delaware corporation (the "Guarantor" or "ACFC"), BANKBOSTON, N.A.
and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Third Amended and Restated Revolving Credit Agreement dated as of March 16, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.    AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and restating such definitions as follows:

                  BRAVO CREDIT AGREEMENT. The lease receivables-backed credit agreement dated as of January 31, 1995 by and among Bravo, Triple-A One Funding Corporation, a Delaware corporation and Capital Markets Assurance Corporation, a New York stock insurance company, as amended by Amendment No. 1 dated as of December 19, 1995, Amendment No. 2 dated as of October 18, 1996 and Amendment No. 3 dated as of June 29, 1998.

                  BRAVO PURCHASE AGREEMENT. The Purchase and Contribution Agreement dated as of January 31, 1995 by and between Bravo and the Borrower, as amended by Amendment No. 1 dated as of December 19, 1995, Amendment No. 2 dated as of October 18, 1996, Amendment No. 3 dated as of May 29, 1997 and Amendment No. 4 dated as of June 29, 1998.

                  CAPITAL LEASE-RECEIVABLES PURCHASE AGREEMENT. The lease receivables purchase agreement dated as of June 27, 1997 by and among Capital, Borrower, EagleFunding Capital Corporation, a Delaware corporation and BancBoston Securities Inc., a Massachusetts corporation, as



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         amended by Amendment No. 1 dated as of January 30, 1998 and Amendment
         No. 2 dated as of April 30, 1998.

         (b) The definition of "Bravo Facility Documents" is hereby amended by adding the phrase ", the Bravo Lease Receivables Purchase Agreement" immediately following the phrase "Bravo Credit Agreement" on line 2 thereof.

         (c) The definition of "Bravo Wind-Down Event" is hereby amended by adding the phrase, "or Section 7.01 of the Bravo Lease Receivables Purchase Agreement" at the end of the sentence.

         (d) The following new definition is hereby added to Section 1.1 in the appropriate alphabetical order thereto:

                  BRAVO LEASE RECEIVABLES PURCHASE AGREEMENT. The Lease Receivables Purchase Agreement dated as of October 18, 1996 among Bravo, the Borrower, Triple-A One Funding Corporation and Capital Markets Assurance Corporation, as amended by Amendment No. 1 dated as of June 29, 1998.

         Section 2.    AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT.
Section 10 of the Credit Agreement is hereby amended as follows in the sub-sections indicated:

         (a) At the end of Section 10.1(l) before the semi-colon, the words "Credit Agreement" are hereby deleted and replaced thereto with the words "Facility Documents".

         (b) Section 10.3(f) is hereby deleted in its entirety and replaced with the following language thereto: "(f) Investments consisting of the Guaranty, Investments by the Borrower in Subsidiaries of the Borrower existing on the Closing Date, Investments made pursuant to the Bravo Facility Documents or Investments in connection with the Capital Lease-Receivables Purchase Agreement;"

         (c) Section 10.5.2 is hereby amended by adding the word "Bravo" immediately preceding the words "Purchase Agreement" in line 10 thereto.

         (d) Section 10.5.2 is hereby amended by adding the words ", the Bravo Lease Receivables Purchase Agreement" immediately following the words "Capital Lease-Receivables Purchase Agreement" in line 11 thereto.

         Section 3.    AMENDMENT TO SECTION 14 OF THE CREDIT AGREEMENT.
Section 14 of the Credit Agreement is hereby amended by adding the following language in the sub-sections indicated:

         (a) In line 8 of Section 14.1(j) immediately following the words "Purchase Agreement", the words "or Sections 2.04(d) or 2.04(e) of the Bravo Lease Receivables Purchase Agreement".


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         (b)      In line 3 of Section 14.1(r) immediately prior to the words
         "Purchase Agreement", the word "Bravo".

         Section 4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall not become effective until the Agent receives a counterpart of this First Amendment, executed by the Borrower, the Guarantor and the Majority Banks.

         Section 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this First Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

         Section 6. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         Section 7. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks.

         Section 8. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         Section 9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).




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         IN WITNESS WHEREOF, the undersigned have duly executed this First
Amendment as a sealed instrument as of the date first set forth above.

                                    HPSC, INC.



                                    By: /s/ Rene Lefebvre
                                        ----------------------------------------
                                        Name: Rene Lefebvre
                                        Title: Chief Financial Officer

                                    BANKBOSTON, N.A., individually and as Agent



                                    By: /s/ Harvey J. Thayer, Jr.
                                        ----------------------------------------
                                        Name: Harvey H. Thayer, Jr.
                                        Title: Director

                                    THE SUMITOMO BANK, LIMITED



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    FIRST UNION NATIONAL BANK, FORMERLY
                                    CORESTATES BANK, N.A.



                                    By: /s/ Theresa M. Smith
                                        ----------------------------------------
                                        Name: Theresa M. Smith
                                        Title: Vice President




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                                    MELLON BANK, N.A.



                                    By: /s/ Gregory R. Schultz
                                        ----------------------------------------
                                        Name: Gregory R. Schultz
                                        Title: Vice President



                                    NATIONAL BANK OF CANADA



                                    By: /s/ Leonard J. Pellecchia
                                        ----------------------------------------
                                        Name: Leonard J. Pellecchia
                                        Title: Vice President




                                    By: /s/ A. Keith Broyles
                                        ----------------------------------------
                                        Name: A. Keith Broyles
                                        Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.



                                    By: /s/ Robert J. Vernagallo
                                        ----------------------------------------
                                        Name: Robert J. Vernagallo
                                        Title: Vice President



                                    KEYBANK NATIONAL ASSOCIATION



                                    By: /s/ Eric S. Christensen
                                        ----------------------------------------
                                        Name: Eric S. Christensen
                                        Title: Vice President



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                            RATIFICATION BY GUARANTOR

         The undersigned Guarantor hereby acknowledges and consents to the foregoing First Amendment as of June 29, 1998 and agrees that the Guaranty dated as of June 23, 1994 from the undersigned in favor of the Agent and each of the Banks, as amended by Omnibus Amendment No. 3 to Security Documents, dated March 16, 1998, remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.



                                    AMERICAN COMMERCIAL
                                    FINANCE CORPORATION




                                    By: /s/ John W. Everets
                                        ----------------------------------------
                                        Name: John W. Everets
                                        Title: Chief Financial Officer